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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 29, 2005


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


               BERMUDA                   000-49887            980363970
   (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
    Incorporation or Organization)      File Number)      Identification No.)


                      MINTFLOWER PLACE
                    8 PAR-LA-VILLE ROAD
                       HAMILTON, HM08
                          BERMUDA                              N/A
          (Address of principal executive offices)         (Zip Code)

                                 (441) 292-1510
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Eugene M. Isenberg

On December 29, 2005, Nabors Industries, Inc. and Nabors Industries Ltd. (collectively, the "Company) and Mr. Isenberg amended Mr. Isenberg's employment agreement. The amendment eliminates Mr. Isenberg's ability to elect to receive a cash payment from the Company for the value of his appreciated stock options without the consent of the Compensation Committee of the Board of Directors in the event of a change in control of the Company. The amendment was made to eliminate the requirement to record a liability related to the affected options as of January 1, 2006, based on the requirements of Statement of Financial Accounting Standards (SFAS) No. 123R, "Share-Based Payment". SFAS 123R requires that the fair value of options be recognized as a liability whenever a company can be required under any circumstance to settle options by transferring cash or other assets.

Anthony G. Petrello

On December 29, 2005, the Company and Mr. Petrello amended Mr. Petrello's employment agreement. The amendment eliminates Mr. Petrello's ability to elect to receive a cash payment from the Company for the value of his appreciated stock options without the consent of the Compensation Committee of the Board of Directors in the event of a change in control of the Company. The amendment was made to eliminate the requirement to record a liability related to the affected options as of January 1, 2006, based on the requirements of SFAS No. 123R, "Share-Based Payment". SFAS 123R requires that the fair value of options be recognized as a liability whenever a company can be required under any circumstance to settle options by transferring cash or other assets.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

   *10.01 Third Amendment to Amended and Restated Employment Agreement between Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg dated as of December 29, 2005.

   *10.02 Third Amendment to Amended and Restated Employment Agreement between Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello dated as of December 29, 2005.

-----------------------

* filed herewith





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NABORS INDUSTRIES LTD.


Date: December 30, 2005             By: /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary



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                                  EXHIBIT INDEX

NUMBER         EXHIBIT
------         -------

10.01 Third Amendment to Amended and Restated Employment Agreement between Nabors Industries, Inc., Nabors Industries Ltd. and Eugene M. Isenberg dated as of December 29, 2005.

10.02 Third Amendment to Amended and Restated Employment Agreement between Nabors Industries, Inc., Nabors Industries Ltd. and Anthony G. Petrello dated as of December 29, 2005.